SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)	July 17, 2018

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION	(COMMISSION	(I.R.S. EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

3555 Farnam Street
Omaha, Nebraska		68131

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act.	☐

ITEM 8.01 Other Events

On July 17, 2018, Berkshire Hathaway Inc. issued a press release announcing that the Company’s Board of Directors had authorized an amendment to the Company’s share repurchase program. A copy of this press release that describes the amendment to the share repurchase program is furnished with this report as an exhibit to this Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

Exhibit 99.1 Berkshire Hathaway Inc. News Release Dated July 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 19, 2018	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer